EXHIBIT 10.1

                        OCCIDENTAL PETROLEUM CORPORATION
                      EXECUTIVE STOCK OWNERSHIP GUIDELINES
      (ORIGINALLY PROMULGATED JANUARY 1, 1996, AS REVISED FEBRUARY 9, 2005)


Effective February 9, 2005, the officers of Occidental Petroleum Corporation listed below are expected to comply with the following stock ownership guidelines by four years from the latter of the effective date of the guidelines or the date the individual is first selected to be an executive officer.

PARTICIPATION
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     Chairman and Chief Executive Officer
     Other Proxy 5
     Executive Vice Presidents
     Other Vice Presidents

TARGET STOCK HOLDINGS
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                    POSITION                         MULTIPLE OF BASE SALARY

         Chairman and Chief Executive Officer                  10

         Other Proxy 5                                          5

         Executive Vice Presidents                              3

         Other Vice Presidents                                  2

FORMS OF STOCK OWNERSHIP THAT WILL MEET THE GUIDELINES
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     o    Direct stock holdings*

     o    Shares held in the Occidental Petroleum Corporation Savings Plan
          (401K)

     o Long-term stock awards, including, without limitation, restricted stock awards, restricted stock units, performance stock awards and performance stock units

     o    Deferred stock units


* For purposes of these guidelines shares held in a living trust or by a family partnership or corporation controlled by the officer will be deemed to be directly held unless the officer expressly disclaims beneficial ownership of such shares.